UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

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ROSEHILL RESOURCES INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-37712	47-5500436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300 Houston, Texas, 77084
(Address of principal executive offices, including zip code)

(281) 675-3400
(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

As previously announced in a Current Report on Form 8-K filed by Rosehill Resources Inc. (the “Company”) on May 3, 2017, on April 27, 2017, the Board of Directors of the Company elected to dismiss Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017 (the “Quarterly Report”). On May 15, 2017, the Company filed the Quarterly Report. As a result of the filing of the Quarterly Report, Marcum’s appointment as the Company’s independent registered public accounting firm ended, and BDO USA LLP’s (“BDO”) appointment as the Company’s registered public accounting firm became effective.

For the fiscal year ended December 31, 2016 and the period from September 21, 2015 (inception) through December 31, 2015, Marcum’s audit report on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles, except that it contained an emphasis paragraph with respect to the uncertainty about the Company’s ability to continue as a going concern. During the fiscal year ended December 31, 2016, the period from September 21, 2015 (inception) through December 31, 2015 and the subsequent interim period preceding Marcum’s dismissal, (i) there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference in connection with Marcum’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of this disclosure to Marcum and requested that Marcum furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from Marcum, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

BDO was the independent registered public accounting firm for Rosehill Operating LLC (“Rosehill Operating”) prior to the Business Combination and provided audit opinions in connection with Rosehill Operating’s financial statements for the fiscal years ended December 31, 2015 and 2016. During the two most recent fiscal years and through the subsequent interim period preceding BDO’s engagement, the Company has not consulted with BDO regarding (1) the application of accounting principles to a specified transaction, either completed or propose, (2) the type of audit opinion that may be rendered on the Company’s financial statements or (3) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K. In addition, BDO did not provide any written or oral advice to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
16.1	Letter from Marcum LLP.

Letter from Marcum LLP.

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SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date: May 19, 2017

By:  /s/ Tiffany J. Thom

Name: Tiffany J. Thom

Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Marcum LLP.